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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2007

Celsion Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-14242 (Commission File Number)	52-1256615 (IRS Employer Identification No.)
10220-L Old Columbia Road, Columbia, Maryland (Address of principal executive office)		21046-2364 (Zip Code)

Registrant's telephone number, including area code: (410) 290-5390

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.135-4(c))

Item 2.02 Results of Operations and Financial Condition.

        On November 8, 2007, Celsion Corporation issued a press release reporting its financial results for the three month period ended September 30, 2007 (the "Earnings Release"). The Earnings Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Earnings Release dated November 8, 2007, furnished pursuant to Item 2.02 of Form 8-K

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION
Date: November 8, 2007	By:	/s/ Paul B. Susie Paul B. Susie Interim Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings Release dated November 8, 2007, furnished pursuant to Item 2.02 of Form 8-K

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  Item 2.02 Results of Operations and Financial Condition.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX